UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                      Date of Report
                      (Date of earliest event reported):                                October 15, 2010

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

M

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Regal Beloit Corporation (the “Company”) has advised participants in the Regal Beloit Retirement Savings Plan (the “Plan”) that there will be a blackout period beginning on November 19, 2010 at 3:00 p.m. (Central Time) and ending during the calendar week beginning December 12, 2010, during which Plan participants will be unable to direct or diversify investments in their individual Plan accounts, change elections regarding future contributions or obtain any loan, withdrawal or distribution from the Plan. The blackout period is necessary for administrative reasons to implement a change in service provider for the Plan.

The Company received notice of the impending blackout period as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, on October 15, 2010.  On October 19, 2010, the Company sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on November 19, 2010 at 3:00 p.m. (Central Time) and ending during the calendar week beginning December 12, 2010 and restricting them from purchasing, acquiring, selling or otherwise transferring common stock of the Company.  A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99 and incorporated by reference herein.

The Company’s security holders and other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting Peter C. Underwood, the Company’s Vice President, General Counsel and Secretary, 200 State Street, Beloit, Wisconsin 53511 – 6254, (608) 364-8800.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibit is being filed herewith:

(99)	Notice of Blackout Period, dated October 19, 2010, to the Directors and Executive Officers of Regal Beloit Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGAL BELOIT CORPORATION

    Date:  October 19, 2010                                                                                   By:  /s/ Peter C. Underwood
                                 Peter C. Underwood
                                 Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit
Number

(99)	Notice of Blackout Period, dated October 19, 2010, to the Directors and Executive Officers of Regal Beloit Corporation.